UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014

Nuveen Diversified Commodity Fund

(Exact name of registrant as specified in its charter)

Delaware	001-34879	27-2048014
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

333 West Wacker Drive Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 827-5920

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

(a) The Nuveen Diversified Commodity Fund (“CFD”) has renewed its open-market share repurchase program. Effective immediately, CFD may repurchase an aggregate of up to 10 percent of its outstanding common shares (approximately 920,000 shares) in open-market transactions at management’s discretion. A copy of the press release regarding the share repurchase program dated March 6, 2014 is filed as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated March 6, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUVEEN DIVERSIFIED COMMODITY FUND By: Nuveen Commodities Asset Management, LLC, its Manager Date: March 10, 2014

/s/ William Adams IV
William Adams IV President (Principal Executive Officer)